UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 25, 2004

                      GMACM Home Equity Loan Trust
          Home Equity Loan-Backed Variable Pay Revolving Notes,
                            Series 2004-HE1



New York (governing law of          333-110437-07     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 25, 2004 a distribution was made to holders of GMACM Home Equity Loan Trust Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the June 25, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE1

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 06/25/04


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the June 25, 2003 distribution.





Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE1
Payment Date   06/25/2004


Servicing Certificate                                     Group 1
Beginning Pool Balance                                    1,235,702,470.35
Beginning PFA                                                         0.00
Ending Pool Balance                                       1,236,504,259.95
Ending PFA Balance                                                       -
Principal Collections                                        55,945,231.14
Principal Draws                                              26,747,889.14
Net Principal Collections                                                -
Active Loan Count                                                   32,402

Interest Collections                                          4,353,509.19

Additional Mortgage Loans - Revolving Period                 29,999,131.60
Additional Mortgage Loans - Due to Funding Event                      0.00

Net WAC Rate                                                      4.21673%
Substitution Adjustment Amount                                        0.00

Excess Cash                                                   2,854,278.54

                                                          Beginning         Ending
Term Notes                                                Balance           Balance          Factor         Principal
Class A-1                                                 595,000,000.00    595,000,000.00   1.0000000          0.00
Class A-2                                                 380,000,000.00    380,000,000.00   1.0000000          0.00
Class A-3                                                 284,311,000.00    284,311,000.00   1.0000000          0.00
Variable Pay Revolving Notes                               27,027,270.42     24,172,991.88   0.7323664  2,854,278.54
Certificates                                                           -                 -           -             -

                                                                        Interest         Security
Term Notes                                                Interest      Shortfalls           %          Coupon
Class A-1                                                 604,586.11       0.00            47.25%       1.180%
Class A-2                                                 392,666.67       0.00            30.18%       1.200%
Class A-3                                                 320,718.60       0.00            22.58%       1.310%
Variable Pay Revolving Notes                               31,186.47       0.00             1.92%       1.340%
Certificates                                                       -          -                 -            -

Beginning Overcollateralization Amount                    (16,870,988.13)
Overcollateralization Amount Increase (Decrease)            2,854,278.54
Outstanding Overcollateralization Amount                  (14,016,709.59)
Target Overcollateralization Amount                        10,155,738.26

Credit Enhancement Draw Amount                                      0.00
Unreimbursed Prior Draws                                            0.00


                                                                                                             Number     Percent
                                                                  Balance                                    of Loans   of Balance
Delinquent Loans (30 Days)*                                       3,709,052.80                                92        0.30%
Delinquent Loans (60 Days)*                                       313,368.68                                  8         0.03%
Delinquent Loans (90 Days)*                                       151,863.70                                  4         0.01%
Delinquent Loans (120 Days)*                                      -                                           0         0.00%
Delinquent Loans (150 Days)*                                      -                                           0         0.00%
Delinquent Loans (180+ Days)*                                     -                                           0         0.00%
REO                                                               -                                           0         0.00%
Bankruptcy                                                        -                                           0         0.00%
Foreclosures                                                      123,000.00                                  1         0.01%

*Delinquency Figures Do Not include Bankruptcy, Foreclosure, and
REO.

                                                                  Liquidation To-Date
Beginning Loss Amount                                             0.00
Current Month Loss Amount                                         0.00
Current Month Recoveries                                          0.00
Ending Loss Amount                                                0.00                          0.00%

                                                                  Recovery To-Date
Beginning Recovery Amount                                         0.00
Current Month Recovery Amount                                     0.00
Ending Recovery Amount                                            0.00


                                                                  Special Hazard                              Fraud     Bankruptcy
Beginning Amount                                                  0.00                                        0.00      0.00
Current Month Loss Amount                                         0.00                                        0.00      0.00
Ending Amount                                                     -                                           -         -

Extraordinary Event Losses                                        0.00
Excess Loss Amounts                                               0.00


Funding Account
Beginning Funding Account Balance                                 33,764,811.94
Deposit to Funding Account                                        29,197,342.00
Excess Of Draws over Principal Collections                                 0.00
Payment for Additional Purchases                                  29,999,131.60
Prefunding balance sent to Funding account                                 0.00
Add Variable Funding Note                                                  0.00
Ending Funding Account Balance as of Payment Date                 32,963,022.34


Interest earned for Collection Period                                      0.00
Interest withdrawn related to prior Collection Period                      0.00

Curent Month Repurchases Units                                                0
Curent Month Repurchases ($)                                                  -


Bullet Termination Events                                            Yes/No

1) Term Notes have been downgraded below AAA/Aaa by S&P
and Moodys, respectively                                             No


2) Trust failed to receive advance of funds from VPRN holder
or failed to issue and sell an additional VPRN                       No

3) Enhancer Default has occurred and is continuing                   No


4-A) For 3 consecutive months, the average amount in the Funding
Account not used to purchase additional balances or subsequent mortgage loans is greater than 30% of the amount actually used to

purchase additional balances or subsequent transfer loans.           No


4-B) For 6 consecutive months, the average amount in the Funding

Account not used to purchase additional balances or subsequent mortgage loans is greater than 20% of the amount actually used to

purchase additional balances or subsequent transfer loans.           No

Funding Event                                                        Yes/No
Reserve Sub-Account balance is more than $2,000,000, provided that the
Note Balance of the VPRN has been reduced to zero and the
Overcollateralization Target Amount has been met.                    No



